As filed with the Securities and Exchange Commission on October 31, 1996
                                            Registration No. 333-
============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 -----------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                  ----------
                        YES! ENTERTAINMENT CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                   94-3165290
----------------------------------              ----------------------
(STATE OR OTHER JURISDICTION OF                    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)


          3875 HOPYARD ROAD, SUITE 375, PLEASANTON, CALIFORNIA 94588 (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  ----------
                      1995 STOCK OPTION PLAN, AS AMENDED
                           (FULL TITLE OF THE PLAN)
                                  ----------
                             BRUCE D. BOWER, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        YES! ENTERTAINMENT CORPORATION
                         3875 HOPYARD ROAD, SUITE 375
                         PLEASANTON, CALIFORNIA 94588
                                (510) 847-9444
         (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                  ----------
                                   COPY TO:
                             RICHARD J. CHAR, ESQ.
                             DEBRA B. ROSLER, ESQ.
                       WILSON SONSINI GOODRICH & ROSATI
                           PROFESSIONAL CORPORATION
                              650 PAGE MILL ROAD
                           PALO ALTO, CA 94304-1050
                                (415) 493-9300

                                         CALCULATION OF REGISTRATION FEE
===============================================================================================================
                                                              Proposed              Proposed        Amount of
                                                               Maximum               Maximum       Registration
                                           Amount to be     Offering Price          Aggregate          Fee
Title of Securities to be Registered        Registered       Per Share(1)       Offering Price(1)
===============================================================================================================
Common Stock, par value $.001               1,500,000         $12.50               $18,750,000       $5,682
---------------------------------------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee based on the average of the bid and ask prices of the Company's Common Stock as reported on the Nasdaq National Market on October 30, 1996.

                                  PART II

          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE
          ---------------------------------------

          The following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") by the Registrant are incorporated herein by reference:

     1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995, filed pursuant to Section 13 of the Exchange Act.

     2. The Registrant's Report on Form 10-Q for the quarterly period ended March 31, 1996, filed pursuant to Section 13 of the Exchange Act.

     3. The Registrant's Report on Form 10-Q for the quarterly period ended June 30, 1996, filed pursuant to Section 13 of the Exchange Act.

     4. The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A dated April 20, 1995, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which was declared effective on June 7, 1995.

     All documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.
          -------------------------

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.
          --------------------------------------

          None.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation, or (iv) for any transaction from which the director derived an improper personal benefit.

          The Company's Bylaws provide that the Company shall indemnify its directors and officers and may indemnify its employees and other agents to the fullest extent permitted by law. The Company believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company's Bylaws also permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Company would have the power to indemnify him or her against such liability under the General Corporation Law of Delaware. The Company currently has secured such insurance on behalf of its officers and directors.

          Reference is also made to Section 7 of the Underwriting Agreement with GKN Securities Corp., indemnifying officers and directors of the Registrant against certain liabilities. The Amended and Restated Registration Rights Agreement dated as of June 17, 1994 entered into by the Registrant and certain holders (the "Holders") of its Common and Preferred Stock, provides for cross-indemnification of the Holders and of the Registrant, its officers and directors for certain liabilities arising under the Securities Act or otherwise.

          The Company has entered into agreements to indemnify its directors and officers, in addition to indemnification provided for in the Company's Bylaws. Subject to certain conditions, these agreements, among other things, indemnify the Company's directors and officers for certain expenses (including attorney's fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provides services at the request of the Company.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referenced in Item 15 of this Registration Statement or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   INDEX TO EXHIBITS.

Exhibit
Number                    Description of Document
-------      -------------------------------------------------------------------
 4.1(1)      Certificate of Incorporation of Registrant.

 4.2(2)      Bylaws of Registrant.

 4.3         1995 Stock Option Plan, as amended.

 5.1         Opinion of Counsel as to legality of securities being registered.

23.1         Consent of Ernst & Young LLP, independent auditors.

23.2         Consent of Counsel (contained in Exhibit 5.1).

24.1         Power of Attorney (included on signature pages).
----------

(1) Incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on October 31, 1996.

(2)  Incorporated by reference to Exhibit 3.2 of the Registrant's
     Registration Statement on Form 8-B filed with the Securities and Exchange Commission on October 31, 1996.


ITEM 9.   UNDERTAKINGS.

          (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do
               -----------------
not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on this 31st day of October 1996.

                                    YES! ENTERTAINMENT CORPORATION

                                    By:      /s/ BRUCE D. BOWER
                                        ------------------------------
                                               Bruce D. Bower
                                          Executive Vice President,
                                        General Counsel and Secretary

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below constitutes and appoints, jointly and severally, Donald D. Kingsborough, Bruce D. Bower and Sol Kershner and each one of them, his true and lawful attorney-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on October 31, 1996, in the capacities indicated.

          SIGNATURE                          TITLE
-----------------------------   --------------------------------

/s/ DONALD D. KINGSBOROUGH      Chairman of the Board and Chief
-----------------------------     Executive Officer
    DONALD D. KINGSBOROUGH        (Principal Executive Officer)


/s/ SOL KERSHNER                Chief Financial Officer
-----------------------------     (Principal Financial and
        SOL KERSHNER              Accounting Officer)

/s/ DAVID C. COSTINE            Director
-----------------------------
      DAVID C. COSTINE

/s/ ESMOND T. GOEI              Vice Chairman of the Board
-----------------------------
       ESMOND T. GOEI

/s/ MICHAEL J. MAROCCO          Director
-----------------------------
     MICHAEL J. MAROCCO

/s/ GARY L. NEMETZ              Director
-----------------------------
       GARY L. NEMETZ

                               Index to Exhibits
                               -----------------

Exhibit
Number                       Description of Document
--------  --------------------------------------------------------------------
 4.1(1)   Certificate of Incorporation of Registrant.

 4.2(2)   Bylaws of Registrant.

 4.3      1995 Stock Option Plan, as amended.

 5.1      Opinion of Counsel as to legality of securities being registered.

23.1      Consent of Ernst & Young LLP, independent auditors.

23.2      Consent of Counsel (contained in Exhibit 5.1).

24.1      Power of Attorney (included on signature pages).

----------

(1) Incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on October 31, 1996.

(2) Incorporated by reference to Exhibit 3.2 of the Registrant's Post-Effective Registration Statement on Form 8-B filed with the Securities and Exchange Commission on October 31, 1996.